UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 25, 2010
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 25, 2010, Coeur d’Alene Mines Corporation (the “Company”) announced the appointment of K. Leon Hardy to the position of Senior Vice President – Operations, effective March 2, 2010. Mr. Hardy will replace Richard M. Weston, who will resign, following a short leave of absence, effective March 31, 2010.
     Mr. Hardy, age 56, was appointed as the Company’s Senior Vice President North American Operations in July 2008. Mr. Hardy served as the Vice President and interim General Manager of the Company’s San Bartolome mine during 2008 and Vice President and General Manager for the Company’s subsidiary Coeur Argentina S.R.L. from May 2003 to July 2008. Mr. Hardy was employed with Apex Silver Mines as Operations Manager at their San Cristobal project in Bolivia from 1999 to 2002. Mr. Hardy was employed in Argentina with Minera Alumbrera Ltd from 1996 to 1998. Mr. Hardy was employed with Cyprus Amax Minerals from 1979 to 1996.
     In connection with Mr. Hardy’s appointment to the position of Senior Vice President – Operations, the Company and Mr. Hardy entered into a Second Amendment to Restated Employment Agreement, dated March 2, 2010, (the “Second Amendment”) which amends the Amended and Restated Employment Agreement, dated December 31, 2008, between the Company and Mr. Hardy (the “Restated Employment Agreement”), as previously amended by the First Amendment to Restated Employment Agreement, dated July 31, 2009 (the “First Amendment,” and together with the Restated Agreement, the “Employment Agreement”). The Second Amendment sets forth certain changes to Mr. Hardy’s compensation, including an increase in Mr. Hardy’s base salary to $275,000. Furthermore, Mr. Hardy is entitled to an annual incentive bonus during each calendar year for the duration of the Employment Agreement targeted to be 50% of Mr. Hardy’s then current annual salary. In addition, Mr. Hardy has the opportunity to earn a long-term incentive bonus with a target level of 190% of his base salary. Such bonuses are at the discretion of the Company’s Board of Directors. The Restated Employment Agreement, the First Amendment and the Second Amendment are filed herewith as Exhibits 10.1, 10.2 and 10.3.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed herewith:
Exhibits
10.1	Amended and Restated Employment Agreement, dated December 31, 2008, between the Company and K. Leon Hardy.

10.2	First Amendment to Restated Employment Agreement, dated July 31, 2009, between the Company and K. Leon Hardy.

10.3	Second Amendment to Restated Employment Agreement, dated March 2, 2010, between the Company and K. Leon Hardy.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: March 2, 2010	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

EXHIBITS INDEX

Exhibit
Number	Description of Exhibit
10.1	Amended and Restated Employment Agreement, dated December 31, 2008, between the Company and K. Leon Hardy.

10.2	First Amendment to Restated Employment Agreement, dated July 31, 2009, between the Company and K. Leon Hardy.

10.3	Second Amendment to Restated Employment Agreement, dated March 2, 2010, between the Company and K. Leon Hardy.